--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): January 16, 2002


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


       MARYLAND                     0-16421                     52-1518642
    (State or other               (Commission                 (IRS Employer
    jurisdiction of               File Number)              Identification No.)
    incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




--------------------------------------------------------------------------------

ITEMS 1 THROUGH 6.   NOT APPLICABLE.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

            a.       Financial Statements of Businesses Acquired.
                     Not Applicable

            b.       Pro Forma Financial Information.
                     Not Applicable

            c. Exhibits: The following Exhibits are filed as part of this report:


                     EXHIBIT NO.                        DESCRIPTION
                     -----------                      ---------------
                        99.1 Transcript of January 16, 2002 telephone conference call.


ITEM 8.    NOT APPLICABLE.

ITEM 9.    REGULATION FD DISCLOSURE.

         On Jauary 16, 2002, Provident Bankshares Corporation participated in a telephone conference call relating to its earnings release for the quarter ended December 31, 2001. A transcript of the conference call is attached as an Exhibit hereto.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            PROVIDENT BANKSHARES CORPORATION


                            By:      /s/ Peter M. Martin
                                     -----------------------------------------
                                     Peter M. Martin
                                     Chairman of the Board and Chief Executive
                                     Officer

Date:   January 18, 2002

                                  EXHIBIT INDEX
                                  -------------




       EXHIBIT                        DESCRIPTION
       -------                        -----------

        99.1 Transcript of January 16, 2002 telephone conference call.